UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 3, 2008
Commission file number 1-13163
___________

YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	13-3951308
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 874-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements  of Certain Officers

On June 3, 2008, the Company announced the appointment of Roger Eaton as President and Chief Concept Officer of KFC USA and Emil Brolick as Chief Operating Officer of the Company, effective immediately.  Mr. Eaton, age 47, previously served as Chief Operating Officer of the Company.  Mr. Brolick, age 60, will retain his current responsibilities as President of U.S. Brand-building.  He has served in this position since December 2006.  Prior to this position, he served as President and Chief Concept Officer of Taco Bell, a position he held from July 2000 to November 2006.

Effective with Mr. Eaton’s appointment as President and Chief Concept Officer of KFC USA, Gregg Dedrick will no longer serve in that role but will remain with the Company through early 2009 to assist Mr. Eaton in the transition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date: June 3, 2008	/s/ John P. Daly
Assistant Secretary